THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

AGREEMENT FOR THE EXCHANGE OF COMMON STOCK

AGREEMENT made this 13th day of February, 2004, by and between Wilmington Rexford, Inc., a Delaware corporation (hereinafter, called "ISSUER") and China Merchant DiChain Investment Holdings Limited (hereinafter called "DIHL"), a limited company incorporated in Hong Kong.

In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration,

THE  PARTIES  HERETO  AGREE  AS  FOLLOWS:

1.   EXCHANGE  OF  SECURITIES.  Subject  to  the  terms and  conditions  of this
     ------------------------
     Agreement, the ISSUER agrees to issue to the shareholders of DIHL as set forth on Exhibit A to this agreement, 45,000,000 new post (20 old for 1 new) reverse split shares of common stock of the ISSUER, $0.0001 par value (hereinafter, called the "SHARES"), such that the DIHL shareholders as a group shall become the shareholders holding not less that [97.49%] of the then enlarged issued share capital of the ISSUER in exchange for 100% ownership in a company approved by the Wilmington Rexford board of directors upon closing. Information disclosures on this company will be attached hereto as Exhibit D at closing.

2.   REPRESENTATIONS  AND  WARRANTIES.  ISSUER  represents  and warrants to DIHL
     ---------------------------------
     the  following:

i    Organization. ISSUER  is  a  corporation  duly  organized under the laws of
     -------------
     Delaware and has all the necessary corporate powers to own properties and carry on a business, and is duly qualified to do business in Delaware. All actions taken by the incorporators, directors and shareholders of the ISSUER have been valid and in accordance with the laws of the State of Delaware.

ii   CurrentCapital  Structure.  The  authorized  capital stock of the ISSUER is
     --------------------------
     20,000,000 shares of common stock, $0.0001 par value, of which 15,196,000 are issued and outstanding and 1,000,000 shares of preferred stock, $0.0001 per value, of which there are no issued and outstanding. All outstanding shares are fully paid and non-assessable, free of liens, encumbrances, options, restrictions, and legal or equitable rights of others not a party to this Agreement. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ISSUER to issue or to transfer from the treasury any additional shares of its capital stock. None of the outstanding shares of the ISSUER are subject to any stock restriction agreements. All of the shareholders of the ISSUER have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of the State of Delaware.

iii. Audited  Financial  Statements.  SEC Filings  provided  and  new  September
     -------------------------------
     30th, 2003 audit will be available at closing along with a recent Form 10K filing in addition there will be a consolidated statement of the Wilmington Rexford fiscal first quarter un-audited but reviewed financial statements representing the Wilmington Rexford parent company and subsidiaries financials representing the period of October 1, 2003 through December 31, 2003. This first quarter filing is due to be filed to the SEC by February 15, 2004 as part of the regular required filing process.

iv.  Absence  of  Change.  Since  the  date of the  balance sheet, there has not
     --------------------
     been any change in the financial condition or operations of the ISSUER, except changes in the ordinary course of business, which changes have not, in the aggregate, been materially adverse.

v.   Liabilities.  ISSUER  does not have any  debt,  liability, or obligation of
     ------------
     any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the ISSUER'S financial statement. ISSUER is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving the ISSUER or its common stock. There is no dispute of any kind between the ISSUER and any third party, and no such dispute will exist at the closing of this Agreement.

vi.  Ability  to  Carry  out  Obligation.  ISSUER  has  the  right,  power,  and
     -----------------------------------
     authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by ISSUER and the performance by ISSUER of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or the provisions of, or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which the ISSUER or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) any event that would cause the ISSUER to be liable to any party, or (c) any event that would result in the creation or imposition or any lien, charge or encumbrance on any assets of the ISSUER or upon the securities of the ISSUER to be acquired by the DIHL.

vii. Full Disclosure.  None of  the representations and warranties  made  by the
     ----------------
     ISSUER, or any certificate or memorandum furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

viii.Contracts  and Leases. ISSUER is not currently carrying on any business and
     ----------------------
     is not a party to any contract, agreement, or lease. No person holds a power of attorney from ISSUER.

ix.  Compliance  with  the  Laws.  ISSUER  has  complied  with,  and  is not  in
     ----------------------------
     violation of any federal, state or local statue, law, and/or regulation pertaining to ISSUER. ISSUER has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.

X.   Litigation.  ISSUER  is not (and has not been) a party to any suit, action,
     -----------
     arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best of the knowledge of the ISSUER, there is no basis for any such action or proceeding and no such action or proceeding is threatened against the ISSUER and ISSUER is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

xi.  Conduct  of  Business.  Prior  to  the  closing,  the ISSUER shall  conduct
     ----------------------
     business in the normal course, and shall not (a) sell, pledge, or assign any assets, (b) amend its article of incorporation or By-laws, (c) declare dividends, redeem or sell stock or other securities, (d) incur any liabilities, (e) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (f) enter into any other transaction.

xii. Corporate  Documents.  Copies of  each  of  the  following documents, which
     ---------------------
     are true, complete and correct in all material respects, will be attached hereto and made an integral part hereof to this Agreement:

     (1)  Articles  of  Incorporation;
     (2)  By-laws;
     (3)  Minutes  of  Shareholders  Meetings;
     (4)  Minutes  of  Directors  Meetings;
     (5)  List  of  Officers  and  Directors;
     (6)  Form  10K  annual  financial  information  statement  as  described in
          Section  2(iii);  and
     (7) Stock register and stock records of the ISSUER and a current, accurate list of the ISSUER's shareholders.

xiii.Documents.  All minutes, consents  or  other  documents  pertaining  to the
     ----------
     ISSUER to be delivered at the closing shall be valid and in accordance with the laws of the State of Delaware.

xiv. Title.  The  Shares to be issued to DIHL will be, at the closing, free  and
     ------
     clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind. None of such Shares are or will be subject to any voting trust or agreement. No person holds or has any right to receive any proxy or similar instrument with respect to such shares, except as provided for in this Agreement, the ISSUER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to the DIHL. 'Mere is no applicable local, state or federal law, rule or regulation, or decree which would, as a result of the issuance of the Shares to DIHL, impair, restrict, or delay DIHL' voting rights with respect to the Shares.

3.   DIHL  REPRESENTand  warrant  to  theISSUER  the  following:
     -----------------------------------------------------------

i.   Organization.  DIHL  is  a holding company based in Hong Kong.  All actions
     -------------
     taken by DIHL, the owners and shareholders of the DIHL have been valid and in accordance with all laws.

ii.  Shareholders  and  Issued  Stock.  In  addition  to  the  shareholdings  so
     ---------------------------------
     listed, DIHL has commitments to issue additional shares for this transaction: (All shares issued by DIHL to outside parties will be inclusive in the 45,000,000 share issuance and at no time until the initial transaction is complete shall there be any more shares issued)

iii. Counsel.  DIHL  represent and warrant prior to  the Closing, that they  are
     --------
     represented by independent counsel or have had the opportunity to retain independent counsel to represent them in this transaction.

4.   INVESTMENT  INTENT.  DIHL  agrees  that the Shares being issued pursuant to
     -------------------
     this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration (hereinafter called a "TRANSFER"), only pursuant to an effective registration statement under the 1933 ACT, or pursuant to an exemption from registration under the 1933 ACT, the availability of which is to be established to the satisfaction of the ISSUER.

5.   CLOSING.  Theclosing of this transaction shall take place at the offices of
     --------
     eAngels Equity, LLC 4764 Park Granada, #107, Calabasas, CA. 91302, upon receipt or exchange, as the case may be of the items referenced in Section 6, below. Closing date will be set for the latest, Friday February 20, 2004 at 5PM West Coast Time. If closing does not occur by 5PM West Coast Time, February 27th, 2004 then this agreement will become null and void and Wilmington Rexford will be able to move on with its business.

6.   DOCUMENTATION  TO  BE  DELIVERED  AT  CLOSING.
     ----------------------------------------------

i.   By  theISSUER
     -------------

     (1) Board of Directors Minutes and Shareholders resolution authorizing the adoption of the complete Wilmington Rexford Reorganization and Acquisition Plan, which will begin immediately after closing and proceed on the schedule to be attached as Exhibit C hereto. A summary of the main points of the Plan are as follows:

          i) Spin-out and dividend distribution of E-Trend Networks, Inc. the Wilmington Rexford subsidiary on a 1 for 1 ownership basis of WREX current shares.
          ii)  Reverse  Stock  Split  20 old WREX shares for 1 new DiChain share
          iii) Name  change  to  China  Merchants  DiChain  Investment  Holdings
               Limited
          iv)  Issuance  of  45,000,000  new  shares for the acquisition of DIHL
          v) Issuance of 400,000 new S8 shares to FutureVest Corporation for consulting services.

This plan of Re-Organization will require a series of events to occur which include numerous disclosures to the SEC, NASD and shareholders of record. The events are listed by order in the attached Exhibit C to this agreement.

After the Re-Organization is complete the new China Merchants DiChain Investment Holdings Limited will have a beginning stock and ownership structure as follows:


Stockholder                              After Reverse            % owned
----------------------------             -------------            -------

eAngels EquiDebt Partners V                    500,000              1.08%
VHQ Option                                     100,000              0.22%
Sara Hallitex Corp                              25,000              0.05%
FutureVest Corporation                          20,000              0.04%
Public Shareholders Float                      114,800              0.25%    Old Shareholders Shares:
                                                                             2.51%
New S8 Stock Issued (FutureVest)               400,000              0.87%
New Shares issued for Dichain               40,000,000             86.66%    DiChain Shares:
                                                                             97.49%
New Shares issued for Dichain                5,000,000             10.83%
                                         -------------
   Total Stock in Company                   46,159,800            100.00%
                                         =============



     (2) Delivery of the share proxy voting power for 10,000,000 votes approving the Wilmington Rexford Reorganization and Acquisition Plan. DIHL can and will be in 100% control of Wilmington Rexford at closing and will be able to take Wilmington Rexford through the necessary steps to complete the adopted plan as approved and outlined in this contract and stipulated in the Directors Minutes and Shareholders resolution delivered at closing. This voting proxy will be valid for a 4 month period in order for this deal to be completed.

     (3) Board of Directors approval for payment received from DIHL of $225,000 USD to satisfy all remaining debts of Wilmington Rexford, Inc., WHICH SHALL BE PAID UPON CLOSING as follows:

          i)   $42,000  USD  to  Kaufman  Rossin  (Audit  Firm)
          ii)  $17,000  USD  to  Dill  and  Dill  for  payment  on final billing
          iii) $5,000 USD paid to any other posted audited Wilmington Rexford Debt as per audit and disclosed on closing date.
          iv) Balance of funds up to $225,000 USD will be paid to Diamond Worldwide, Inc., which will satisfy all monies owed on to eAngels EquiDebt Partners V convertible debentures leaving all debts of Wilmington Rexford at zero.

          (These figures are subject to change and will be verified as to actual amount owed on closing. There will be zero debts of Wilmington Rexford upon closing.)

     (4)  The  resignation  of  all  officers  and  directors  of  ISSUER.

     (5) A Board of Directors resolution appointing such person as DIHL designate as a director(s) of ISSUER.

     (6) All the business and corporate records of ISSUER, including but not limited to, correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

     (7) Such other minutes of ISSUER's shareholders or directors as may reasonably be required by DIHL.

ii.  By DIHL:
     --------

     (1)  Consents  signed  by  DIHL  consenting to the terms of this Agreement.

     (2) Full disclosures by DIHL on the company being acquired including audited financial statements or draft copies of audited financial statements. This company will have to be approved prior to closing by the board of directors of Wilmington Rexford, Inc.

7.   REMEDIES.
     ---------

i.   Arbitration.  Any controversy or claim arising out of, or relating to, this
     ------------
     Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in the State of Delaware in accordance with the Rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

8.   MISCELLANEOUS.
     --------------

i.   Captions  and Headings.  The Article and paragraph headings throughout this
     -----------------------
     Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

ii.  No  Oral  Change.  The  Agreement  and  any  provision  hereof,  may not be
         -------------
     waived, changes, modified, or discharged orally, but only by agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

iii. Non Waiver.  Except  as otherwise expressly provided  herein, no waiver  of
     -----------
     any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

iv.  Time of Essence.  Time  is  of the essence of the Agreement and of each and
     ----------------
     every  provision  hereof.

V.   Entire  Agreement.  This  Agreement  contains  the  entire  agreement  and
     ------------------
     understanding between the parties hereto, and supersedes all prior agreements and understandings.

vi.  Counterparts.  This  Agreement  may  be  executed  simultaneously in one or
     -------------
     more counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same instrument.

vii. Notices.  All  notices, requests, demands, and other  communications  under
     --------
     this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom the notice is to be given, or the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly address, and by fax, as follows:

     DIHL:                                 ISSUER:
     -----                                 -------

     China  Merchant  DiChain              Wilmington  Rexford,  Inc.
     Investment  Holdings  Limited
     Units  207-08,  West  Tower           3753 Howard Hughes Pkwy,
     Shun Tak Centre,                      Las Vegas, Nevada  89109
     168-200, Connaught Road,
     Central Hong Kong



IN WITNESS WHEREOF, the undersigned has executed this Agreement this 8th day of February, 2004

CHINA  MERCHANTS  DICHAIN                       WILMINGTON  REXFORD, INC.
INTERNATIONAL HOLDINGS LIMITED


                                                /s/  Garrett  Krause
____________________________________            --------------------
                  as  per  Directors            Garrett  Krause as per
Resolution of China Merchants DiChain           the Shareholders and Directors
Investment  Holdings  Limited                   Wilmington Rexford, Inc.




                                    EXHIBIT A

                         SHAREHOLDERS AND OWNERS OF DIHL



China Merchants DiChain Investment Holdings Limited:      _______1______ shares

Farsight Holdings Limited:                                _______1______ shares

_________________________:                                ______________ shares

_________________________:                                ______________ shares



Total Shares to Issue (100%)     45,000,000 shares, representing 97.49%
                                 of the issued and outstanding stock in
                                 the new company.



                                    EXHIBIT B

                        DIHL PAYMENT AND ESCROW OF FUNDS



It is further agreed that upon signing of this agreement, DIHL will wire transfer to an escrow account a sum of $50,000 USD which will be held until closing. The balance of the $175,000 USD shall be wired to the escrow account for disbursement upon closing of the transaction as per this agreement.



IN WITNESS WHEREOF, the undersigned Exhibit B has executed this Agreement this 13th day of February, 2004




CHINA  MERCHANTS  DICHAIN                       WILMINGTON  REXFORD, INC.
INTERNATIONAL HOLDINGS LIMITED


                                                /s/  Garrett  Krause
____________________________________            --------------------
                  as  per  Directors            Garrett  Krause as per
Resolution of China Merchants DiChain           the Shareholders and Directors
Investment  Holdings  Limited                   Wilmington Rexford, Inc.




                                    EXHIBIT C


      TIMELINE FOR WILMINGTON REXFORD REORGANIZATION AND ACQUISITION PLAN


Below is an outline of dates for the filing of an information statement in connection with a reverse stock split and name change by Wilmington Rexford, Inc. (the "Company"). This timeline assumes that the Company closes its transaction with China Merchants DiChain Investment Holdings Limited by delivering a proxy covering a majority of the outstanding shares of the Company.

This timeline shows two alternatives: (a) that the transfer agent will be notified to do a broker record search and non-objecting beneficial owner search and (b) that no broker record search will be done.

Please note footnote 4. The mailing of the definitive information statement assumes that the SEC will not review the information statement.


             TASK                              SEARCH DONE            NO SEARCH
---------------------------------           -----------------     -----------------

Company executes Agreement for              February 13, 2004     February 13, 2004
the Exchange of Common Stock
with DIHL
---------------------------------           -----------------     -----------------

Transfer agent is advised of the            February 13, 2004
record date; Transfer agent sends           (1)
out broker notification.
---------------------------------           -----------------     -----------------

Company files Form 10-KSB for FYE           February 13, 2004 - February 17, 2004
9/30/03 and 10-QSB for quarter
ended 12/31/03
---------------------------------           -----------------     -----------------

Company closes with DIHL; change            February 17, 2004     February 17, 2004
of officers and directors
---------------------------------           -----------------     -----------------
File Form 8-K to disclose closing;          February 17, 2004     February 17, 2004
change of control
---------------------------------           -----------------     -----------------

Board of Directors recommends the           February 25, 2004     February 17, 2004
reverse stock split and name                (2)                   (2)
change and sets a record date for
shareholders entitled to consent
to the reverse split and name
change.
---------------------------------           -----------------     -----------------

Company files preliminary                   February 25, 2004     February 17, 2004
Information Statement with                  (3)                   (3)
the SEC.
---------------------------------           -----------------     -----------------

Forms 3 due for new officers and            February 27, 2004     February 27, 2004
directors
---------------------------------           -----------------     -----------------

Record date for the consent to              March 5, 20042        February 26, 2004
action; transfer agent prints               (2)
labels for the shareholder
mailing.
---------------------------------           -----------------     -----------------

Shareholders execute written                March 5, 2004         February 26, 2004
Consent to Action
---------------------------------           -----------------     -----------------

Company mails the Information               March 8, 2004         February 27, 2004
Statement to the shareholders               (4)                   (4)
and files the definitive
Information Statement with the
SEC.
---------------------------------           -----------------     -----------------

File the Certificate of Amendment           March 5, 2004         February 27, 2004
with the Delaware Secretary of
State with March 31, 2004
effective date
---------------------------------           -----------------     -----------------

Company gets new CUSIP number;              March 8, 2004         March 1, 2004
notify OTC-BB of same; get new
trading symbol
---------------------------------           -----------------     -----------------

Company prints new stock                    March 10, 2004        March 3, 2004
certificates
---------------------------------           -----------------     -----------------

Effective Date of the Reverse               March 31, 2004        March 18, 2004
Stock Split and name change                 (5)                   (5)
---------------------------------           -----------------     -----------------

Completion of share exchange with           March 31, 2004        March 18, 2004
DIHL shareholders
---------------------------------           -----------------     -----------------

File Form 8-K to announce                   April 1, 2004         March 19, 2004
acquisition of DIHL
---------------------------------           -----------------     -----------------

DIHL shareholders and officers              April 2, 2004         March 22, 2004
and directors need to file                  (6)                   (6)
FORM 4s
---------------------------------           -----------------     -----------------

Schedule 13Ds due                           April 10, 2004        March 29, 2004
                                            (7)                   (7)
---------------------------------           -----------------     -----------------

Due date for filing DIHL audited            April 17, 2004        April 17, 2004
financial statements
---------------------------------           -----------------     -----------------



IN WITNESS WHEREOF, the undersigned Exhibit C has executed this Agreement this 13th day of February, 2004



CHINA  MERCHANTS  DICHAIN                       WILMINGTON  REXFORD, INC.
INTERNATIONAL HOLDINGS LIMITED


                                                /s/  Garrett  Krause
____________________________________            --------------------
                  as  per  Directors            Garrett  Krause as per
Resolution of China Merchants DiChain           the Shareholders and Directors
Investment  Holdings  Limited                   Wilmington Rexford, Inc.


___________________________________

1. Rule 14c-7(a)(3) states that the Company must give nominee holders at least 20 BUSINESS days notice of the record date.
         --------

2. The Company's Bylaws state that the record date can be no more than 60 days before the meeting date; however, Section 213 of the General Corporation Law of the State of Delaware provides that the record date may not be more than 10 days after the date of the resolution setting the record date for action to be taken by written consent.

3. Rule 14c-5 requires the filing of an Information Statement at least 10 days before the intended mailing date. The SEC notifies the Company if they will be reviewing the Information Statement within that 10-day period.

4. This assumes that the SEC will not review the Information Statement. A definitive copy is then filed with the SEC at the time of mailing. The definitive Information Statement must be filed with the SEC at least 20 days prior to the earliest date on which corporate action may be taken.

5. Rule 14c-2(b) states that the effective date cannot be sooner than 20 days after mailing the Information Statement to the shareholders.

6. Form 4 is due within 2 business days of acquisition or disposition of stock.

7.   Schedule  13D  is  due  within  10  days  of  acquisition  of  5%  or more.